UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 12, 2017
Date of Report (Date of earliest event reported)

STONE ENERGY CORPORATION
(Exact name of registrant as specified in charter)

Delaware	1-12074	72-1235413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (337) 237-0410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

The information included in this Current Report on Form 8-K affects only disclosures related to going concern uncertainty, and does not in any way restate or revise the consolidated balance sheets as of December 31, 2016 and 2015, and the related consolidated statements of operations, comprehensive income (loss), cash flows, and changes in stockholders' equity for each of the three years in the period ended December 31, 2016 (the "2016 Financial Statements") of Stone Energy Corporation (the "Company") contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2016 (the "2016 Form 10-K") filed on February 23, 2017. Neither this Form 8-K nor the Exhibit hereto reflect any events occurring after February 23, 2017, other than the events surrounding the alleviation of the going concern uncertainty, or modify or update the disclosures in the 2016 Form 10-K that may be affected by subsequent events. Accordingly, this Form 8-K should be read in conjunction with the 2016 Form 10-K and the Company’s filings made with the Securities and Exchange Commission subsequent to the filing of the 2016 Form 10-K, including any amendments to such filings.

Based upon the facts and circumstances that existed as of February 23, 2017, the Company had previously disclosed in the 2016 Form 10-K that there was substantial doubt about the ability of the Company to continue as a going concern. Similarly, the report of the Company's independent registered public accounting firm, Ernst & Young LLP, relating to the Company's 2016 Financial Statements, contained an explanatory paragraph regarding the Company's ability to continue as a going concern. On February 28, 2017, the Second Amended Joint Prepackaged Plan of Reorganization (the “Plan”) became effective and the Company emerged from bankruptcy. As a result of the execution of the Plan and the Company’s emergence from bankruptcy, there is no longer substantial doubt about the Company’s ability to continue as a going concern.

Accordingly, we are filing this Form 8-K to update our 2016 Financial Statements to reflect the alleviation of the going concern uncertainty as described above. The updated financial statements are consistent with the 2016 Financial Statements contained within the Company’s 2016 Form 10-K, except that (i) the report of Ernst & Young LLP accompanying the 2016 Financial Statements has been updated to include an emphasis paragraph disclosing that the conditions that raised substantial doubt about whether the Company will continue as a going concern no longer exist and (ii) Note 3 to the 2016 Financial Statements has been updated to reflect the alleviation of the going concern uncertainty. The updated financial statements do not represent a restatement of previously issued financial statements.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits:

99.1	Financial Statements and Supplementary Data

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: May 12, 2017	By:	/s/ Lisa S. Jaubert
Lisa S. Jaubert Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Financial Statements and Supplementary Data